UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

MERCURY GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	001-12257	95-221-1612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4484 Wilshire Boulevard
Los Angeles, California 90010

(Address of Principal Executive Offices)
____________________

(323) 937-1060

(Registrant’s telephone number, including area code)
____________________

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events
On April 1, 2014, Mercury General Corporation (the “Company”) made available to its shareholders on-line and through the mail its 2013 Annual Report to Shareholders (the “Annual Report”). The seventh bullet in the Company’s list of priorities for 2014 found on page 6 of the Annual Report contains a typographical error and should read: “Expanding our on-line sales capabilities to eight additional states.”  As mentioned on page 30 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company does not expect to enter into any new states during 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCURY GENERAL CORPORATION
Date: April 11, 2014
	By:	/s/ Theodore Stalick
	Name:	Theodore Stalick
	Its:	Chief Financial Officer